Exhibit 10.5

EXECUTION VERSION

AFFILIATE GUARANTY

THIS AFFILIATE GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of August 16, 2018 by and among Weatherford International plc, an Irish public limited company (the “Parent”) and each of the Subsidiaries of the Parent listed on the signature pages hereto (the Parent and each such listed Subsidiary, each an “Initial Guarantor”) and those additional Subsidiaries of the Parent that become parties to this Guaranty by executing a supplement hereto (a “Guaranty Supplement”) in the form attached hereto as Annex I (such additional Subsidiaries, together with the Initial Guarantors, the “Guarantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), for the benefit of itself and the other holders of the Guaranteed Obligations (as defined below) (all such holders, the “Guaranteed Parties”).  Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), the other Subsidiaries of the Parent from time to time party thereto as Borrowers (together with WIL-Bermuda, collectively, the “Borrowers”), the Parent, the financial institutions from time to time party thereto as Lenders (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as a Swingline Lender and the Administrative Agent and Morgan Stanley Senior Funding, Inc., as Collateral Agent (the “Collateral Agent”), have entered into that certain 364-Day Revolving Credit Agreement dated as of August 16, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which provides, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to or for the benefit of the Borrowers;

WHEREAS, it is a condition precedent to the Effective Date under the Credit Agreement and to the extensions of credit by the Lenders thereunder on the terms therein that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment and performance when due of all Guaranteed Obligations;

WHEREAS, without limitation or prejudice to any and all rights and remedies available to any Guaranteed Party against any Guarantor hereunder (or under any other Loan Document) on a joint and several liability basis, as fully set forth in the Loan Documents, the  Guaranteed Parties acknowledge that the guarantee of the Guaranteed Obligations by the Parent, the publicly-traded parent company and direct and indirect owner of all the WIL-Ireland Group’s assets and operations, provides the greatest economic protection to the Guaranteed Parties in the case of an Event of Default; and

WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Borrowers have provided, and such direct and indirect financial and other support and benefits as the Borrowers may in the future provide, to the Guarantors, and in consideration for the increased ability of each Guarantor, as an Affiliate of each Borrower, to benefit from borrowings made by the Borrowers pursuant to the Credit Agreement and the flexibility provided by the Credit Agreement for each Guarantor to do so, and in order to induce the Lenders, each Swingline Lender, the Administrative Agent and the other parties party thereto from time to time to enter into the Credit Agreement, and to induce the Lenders and each Swingline Lender to make Loans to the Borrowers on the terms described in the Credit Agreement, each of the Guarantors is willing to guarantee the Guaranteed Obligations;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Representations, Warranties and Covenants.  Each of the Guarantors represents and warrants to each Lender (including any Swingline Lender) and the Administrative Agent as of the date of this Guaranty, giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 5.02 of the Credit Agreement that:

(a)           Such Guarantor (i) is a company, corporation, partnership, unlimited liability company or entity having limited liability that is duly organized (or in the case of any English, Irish, Australian, British Virgin Islands or Bermuda Guarantor, duly incorporated) or formed, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate, partnership or other power and authority to own its property and to carry on its business as now conducted and (iii) is duly qualified as a foreign corporation or other foreign entity to do business and is in good standing in every jurisdiction in which the failure to be so qualified would, together with all such other failures of the Guarantors to be so qualified or in good standing, have a Material Adverse Effect.

(b)           Such Guarantor has the corporate or other power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents to which it is a party and to consummate the Transactions, and all such action has been duly authorized by all necessary corporate, partnership or other proceedings on its part or on its behalf.  Each Loan Document to which it is a party has been duly and validly executed and delivered by or on behalf of such Guarantor and constitutes valid and legally binding agreements of such Guarantor enforceable against such Guarantor in accordance with the terms hereof, and the Loan Documents to which such Guarantor is a party, when duly executed and delivered by or on behalf of such Guarantor, shall constitute valid and legally binding obligations of such Guarantor enforceable in accordance with the respective terms thereof and of this Guaranty, except, in each case (a) as may be limited by bankruptcy, insolvency, examinership, administration, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally, and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is a proceeding in equity or at law) and (b) as to the enforceability of provisions for indemnification and the limitations thereon arising as a matter of law or public policy.

(c)           No authorization, consent, approval, license or exemption of, or filing or registration with, any Governmental Authority is necessary to have been made or obtained by such Guarantor for the valid execution, delivery and performance by such Guarantor of this Guaranty or any other Loan Document to which it is a party or the consummation of the Transactions, except those that have been obtained and are in full force and effect and such matters relating to performance as would ordinarily be done in the ordinary course of business after the Effective Date or any other date on which such Guarantor becomes a party hereto, as applicable.

(d)           Neither the execution, delivery and performance by such Guarantor of this Guaranty or the other Loan Documents to which it is a party, nor compliance with the terms and provisions thereof, nor the extensions of credit contemplated by the Loan Documents, nor the consummation of the Transactions (i) will breach or violate any applicable Requirement of Law, (ii) will result in any breach or violation of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien prohibited under the Credit Agreement upon any of its property or assets pursuant to the terms of, (x) the Existing Senior Notes or any Existing Senior Notes Indenture or (y) any

other indenture, agreement or other instrument to which it or any of its Restricted Subsidiaries is party or by which any property or asset of it or any of its Restricted Subsidiaries is bound or to which it is subject, except for breaches, violations and defaults under clauses (d)(i) and (d)(ii)(y) that collectively for the Guarantors would not have a Material Adverse Effect, or (v) will violate any provision of the organizational and/or constitutional documents or by-laws of such Guarantor.

(e)           In the case of any Guarantor incorporated from time to time in a member state of the European Union in relation to which the European Insolvency Regulation applies (an “EIR Guarantor”):

(i)            such EIR Guarantor’s “centre of main interest” (as that term is used in Article 3(1) of the European Insolvency Regulation) is situated in its jurisdiction of incorporation; and

(ii)           such EIR Guarantor covenants that it shall not, without the prior written consent of the Administrative Agent, take any action that shall cause its “centre of main interests” to be situated outside its jurisdiction of incorporation.

(f)            In the case of Weatherford Australia Pty Limited (ACN 008 947 395) only (i) it is a wholly owned subsidiary of the Parent, (ii) it is not party to any other Loan Document as trustee and does not hold any property as trustee, (iii) it is Solvent and it is not presumed to be or taken to be insolvent under applicable law, and (iv) it is not prevented by Chapter 2E or Part 2J or other provision of the Corporations Act 2001 (Cth) of Australia from entering into and performing any of the Loan Documents.

(g)           In the case of any Guarantor incorporated under the laws of Luxembourg (a “Luxembourg Guarantor”):

(i)            such Luxembourg Guarantor’s head office (administration centrale), the place of its effective management (siège de direction effective) and (for the purposes of the European Insolvency  Regulation) (as defined below) the centre of its main interests (centre des intérêts principaux) are located at the place of its registered office (siège statutaire) in Luxembourg;

(ii)           such Luxembourg Guarantor is not subject to insolvency proceedings such as bankruptcy (faillite), insolvency, winding-up, liquidation, moratorium, controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de la faillite), fraudulent conveyance, general settlement with creditors, reorganization or similar order or proceedings affecting the rights of creditors generally and any proceedings in jurisdictions other than Luxembourg having similar effects; and

(iii)          all legal requirements of the Luxembourg law of 31 May 1999 on domiciliation of the companies, as amended, have been complied with by such Luxembourg Guarantor.

(h)           In the case of Weatherford Netherlands B.V. (the “Specified Dutch Guarantor”):

(i)            the “centre of main interests” (as such term is used in article 3(1) of the European Insolvency Regulation) of the Specified Dutch Guarantor is situated in the Netherlands;

(ii)           the Specified Dutch Guarantor does not have an “establishment” (as such term is used in article 2(h) of the European Insolvency Regulation) situated outside the Netherlands; and

in each case, the Specified Dutch Guarantor shall not, without the prior written consent of the Administrative Agent, take any action that shall cause its “centre of main interests” to be situated outside the Netherlands, or cause it to have an “establishment” situated outside the Netherlands.

In addition to the foregoing, each of the Guarantors covenants that, until Payment in Full, it will, and, if necessary and permitted under applicable law, will cause (to the extent it can so cause) the Parent and each Borrower to, fully comply with those covenants and agreements of the Parent and the Borrowers applicable to such Guarantor set forth in the Credit Agreement.

For purposes of this Section 1, the following term shall have the following meaning:

“European Insolvency Regulation” shall mean The Council of the European Union Regulation No 2015/848 of 20 May 2015 on insolvency proceedings (recast).

SECTION 2.         The Guaranty.  Each of the Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of (a) the Obligations (under and as defined in the Credit Agreement), which include, without limitation, (i) the principal of and interest on each Loan made to any Borrower pursuant to the Credit Agreement and (ii) all other amounts payable by the Borrowers under the Credit Agreement and the other Loan Documents, and (b) all Swap Obligations and Banking Services Obligations owing to one or more Lenders or their respective Affiliates (for purposes of this Guaranty, all such obligations described in the foregoing clauses (a) and (b) being referred to as the “Guaranteed Obligations”); provided, however, (1) that the Guaranteed Obligations shall not include or create any guarantee by any Guarantor of (or grant of security by any Guarantor to support, if applicable) any Excluded Swap Obligations of such Guarantor and (2) that notwithstanding anything to the contrary herein, the liability of WOFS Assurance Limited, a Bermuda exempted company (“WOFS Assurance”), with respect to the Guaranteed Obligations shall be limited or extinguished, as applicable, to the extent necessary to ensure that WOFS Assurance, at all times, meets its minimum solvency margin and liquidity ratio pursuant to the Insurance Act 1978 of Bermuda and the regulations thereunder (the “Insurance Act”) and sections 31A through 31C of the Insurance Act.  Upon the failure by any Borrower to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Credit Agreement or the relevant other Loan Document, Swap Agreement evidencing Swap Obligations or any agreement evidencing Banking Services Obligations (a “Banking Services Agreement”) as the case may be.  Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

SECTION 3.         Guaranty Unconditional.  The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged (save where such release and discharge is expressly contemplated by Section 4 below) or otherwise affected by:

(i)            any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other Guarantor or any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

(ii)           any modification or amendment of or supplement to the Credit Agreement, any Swap Agreement evidencing Swap Obligations, Banking Services Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

(iii)          any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person or entity with respect to the Guaranteed Obligations or any part thereof;

(iv)          any change in the corporate, partnership, limited liability company or other existence, structure or ownership of any Borrower or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, receivership, examinership, administration, liquidation, reorganization or other similar proceeding in any jurisdiction affecting any Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of any Borrower or any other guarantor of any of the Guaranteed Obligations;

(v)           the existence of any claim, setoff or other rights which such Guarantor may have at any time against any Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any other Guaranteed Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)          the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against any Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;

(vii)         the enforceability or validity of this Guaranty or any part thereof with respect to any other Guarantor, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by any other Guarantor or any other guarantor of the Guaranteed Obligations, or any of the Guaranteed Obligations;

(viii)        the election by, or on behalf of, any one or more of the Guaranteed Parties, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters;

(ix)          any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters;

(x)           the disallowance, under Section 502 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters, of all or any portion of the claims of the Administrative Agent or any of the other Guaranteed Parties for repayment of all or any part of the Guaranteed Obligations;

(xi)          the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

(xii)         any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Administrative Agent, any other Guaranteed Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge or limitation of any Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty.

SECTION 4.         Continuing Guarantee; Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances.  Each of the Guarantors’ obligations hereunder shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until Payment in Full, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate.  Without limiting the foregoing and notwithstanding anything herein or in any other Loan Document to the contrary, the obligations of any individual Guarantor under this Guaranty shall automatically terminate to the extent provided in and in accordance with Sections 11.01(e) and 11.22 of the Credit Agreement.  In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or such Guarantor’s designee, at such Guarantor’s expense, any documents or instruments that such Guarantor shall reasonably request from time to time to evidence such termination.  If at any time any payment of the principal of or interest on any Loan, other Guaranteed Obligation or any other amount payable by any Borrower or by the Parent or any Restricted Subsidiary under the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or any other Loan Document (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy, receivership, examinership, administration, liquidation or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Guaranteed Party in its discretion), each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.  The parties hereto acknowledge and agree that each of the Guaranteed Obligations shall be due and payable in the same currency as such Guaranteed Obligation is denominated, but if currency control or exchange regulations are imposed in the country that issues such currency with the result that such currency (the “Original Currency”) no longer exists or the relevant Guarantor is not able to make payment in such Original Currency, then all payments to be made by such Guarantor hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Equivalent (as of the date of payment) of such payment due, it being the intention of the parties hereto that each Guarantor takes all risks of the imposition of any such currency control or exchange regulations.

SECTION 5.         General Waivers; Additional Waivers.

(a)           General Waivers.  Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

(b)           Additional Waivers.  Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:

(i)            any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

(ii)           (1) notice of acceptance hereof; (2) notice of any Loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of the Administrative Agent and the other Guaranteed Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of any Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;

(iii)          its right, if any, to require the Administrative Agent and the other Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Guaranteed Parties have or may have against, the other Guarantors or any third party, or against any collateral provided by any Person pursuant to any other Loan Document; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that Payment in Full has occurred) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;

(iv)          (a) any rights to assert against the Administrative Agent and the other Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Guaranteed Parties; (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity, or enforceability of the Guaranteed Obligations; (c) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of:  (1) the impairment or suspension of the Administrative Agent’s and the other Guaranteed Parties’ rights or remedies against the other guarantor of the Guaranteed Obligations; (2) the alteration by the Administrative Agent and the other Guaranteed Parties of the Guaranteed Obligations; (3) any discharge of the other Guarantors’ obligations to the Administrative Agent and the other Guaranteed Parties by operation of law as a result of the Administrative Agent’s and the other Guaranteed Parties’ intervention or omission; or (4) the acceptance by the Administrative Agent and the other Guaranteed Parties of anything in partial satisfaction of the Guaranteed Obligations; and (d) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and

(v)           any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the other Guaranteed Parties; or (b) any election by the Administrative Agent and the other Guaranteed Parties under the Bankruptcy Code, to limit the amount of its claim against the Guarantors.

(c)           Texas Waivers.  Without limiting any other waiver or provision, each Guarantor hereby expressly waives, to the maximum extent permitted by applicable law, each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas or any other state in which it may be located, including any and all rights it may have pursuant to Rule 31 of the Texas Rules of Civil

Procedure and Section 17.001, Section 43.002 and Section 43.003 of the Texas Civil Practice and Remedies Code.

(d)           California Waivers.  Without limiting any other waiver or provision, each Guarantor waives, to the maximum extent permitted by law, all benefits or defenses directly or indirectly arising under California Civil Code §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2847, 2848, and 2855, Chapter 2 of Title 14 of the California Civil Code, and California Code of Civil Procedure §§ 580a, 580b, 580c, 580d, and 726 or any similar laws of any other applicable jurisdiction.  The reference to certain provisions of California law is not intended to imply any application of California law to this Guaranty.

SECTION 6.         Subordination of Subrogation.  Until Payment in Full, the Guarantors (a) shall have no right of subrogation with respect to such Guaranteed Obligations and (b) waive any right to enforce any remedy which the Administrative Agent or any of the other Guaranteed Parties now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person and until such time the Guarantors waive any benefit of, and any right to participate in, any security or other collateral given to the Guaranteed Parties to secure the payment and/or performance of any other liability of any Borrower to the Guaranteed Parties.  Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights prior to Payment in Full, each Guarantor hereby expressly and irrevocably (i) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the payment in full in cash of the Guaranteed Obligations until Payment in Full and (ii) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until Payment in Full.  Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the other Guaranteed Parties and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty (or any rights and obligations among or against any other Guarantor or the Borrowers upon Payment in Full), and that the Administrative Agent, the other Guaranteed Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6.

SECTION 7.         Contribution with Respect to Guaranteed Obligations.

(a)           To the extent that any Guarantor shall make a Guarantor Payment and in the absence of any other express written agreement among one or more Obligors then, following Payment in Full, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by:

(i)            WIL-Ireland within sixty (60) days after written demand by the Guarantor for its Guaranty Loss Amount; then

(ii)           if WIL-Ireland fails to satisfy its obligations, in whole or in part, under (i) above, Weatherford Worldwide Holdings GmbH, a Switzerland limited liability company (“WWH”) within thirty (30) days after written demand by the Guarantor for its Guaranty Loss Amount (such demand only being made after the time period in (i) above has elapsed); then

(iii)          to the extent WIL-Ireland and WWH fail to satisfy their obligations, in whole or in part, under (i) and (ii) above, each Specified Guarantor, based upon the ratio of each such other Specified Guarantor’s Allocable Amount to the aggregate of all Specified Guarantors’ Allocable Amounts, within fifteen (15) days after written demand by the Specified Guarantor for its Guaranty Loss Amount (such demand only being made after the time periods in (i) and (ii) above have elapsed) after, for such calculation purposes, netting amounts that would otherwise be payable by and among any two Specified Guarantors.

It is the intent of the parties that WIL-Ireland and WWH will fully satisfy their obligations if called upon under this Section 7, and both WIL-Ireland and WWH hereby agree to take all reasonable actions to do so including, without limitation, selling assets, liquidating subsidiaries and otherwise obtaining funding (to the extent available).  If a Guarantor fails to satisfy its respective obligation, in whole or in part, in the time period prescribed, for the benefit of the other Guarantors, the provisions of this Section 7 will be applied eliminating, in whole or in part, the nonperforming Guarantor.  For the avoidance of doubt, no Guarantor shall be relieved of any obligations under this Section 7 in the event it fails to satisfy its respective obligations to any other Guarantor; rather, each such Guarantor that makes a contribution and indemnification payment shall be entitled to seek recovery from any other Guarantors that failed to fulfill their obligations hereunder; provided, however, (i) WIL-Ireland shall not have a claim for a Guaranty Loss Amount against any other Guarantor, (ii) WWH shall not have a claim for a Guaranty Loss Amount against any Guarantor other than WIL-Ireland, and (iii) a Specified Guarantor shall not have a claim for a Guaranty Loss Amount against any Guarantor other than WIL-Ireland, WWH, or another Specified Guarantor.

(b)           As used in this Section 7 the following terms shall have the following meaning:

(i)            “Allocable Amount” means, with respect to any Person, the amount equal to the excess of the fair market value of its property over the total liabilities of such Person determined as of the Effective Date; provided, however, Allocable Amount will be adjusted as and when agreed between the parties to take into account Persons who become or cease to be Specified Guarantors after the Effective Date;

(ii)           “Guaranty Loss Amount” means the monetary value of any and all claims, damages, costs, expenses or other losses (plus arm’s-length interest on such value) incurred or suffered by a Guarantor as a result of making a Guarantor Payment after taking into account any contributions, reimbursements or other payments received from any other Person (including under this Section 7) with respect to such Guarantor Payment;

(iii)          “Guarantor Payment” means a payment (which shall include any amounts setoff pursuant to Section 17) under this Guaranty or the taking or use of any Collateral under any other Loan Document; and

(iv)          “Specified Guarantor” means any Guarantor other than WIL-Ireland and WWH.

(c)           This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

(d)           The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

(e)           The rights of the indemnifying Guarantors against other Guarantors under this Section 7 shall be exercisable upon Payment in Full, and are intended to reflect the concept of indemnity and contribution among guarantors of an obligation that would otherwise exist under New York law.  Nothing in this Section 7, however, shall negate or otherwise modify the rights of subrogation of a Guarantor against a Borrower.

SECTION 8.         Certain Limitation of Guaranty.  Notwithstanding any other provision of this Guaranty to the contrary the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.  In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 9.         Luxembourg Limitations.

(a)           The payment obligation of any Luxembourg Guarantor for the obligations of any other Guarantor that is not a Subsidiary of such Luxembourg Guarantor, shall be limited at any time, with no double counting, to an aggregate amount not exceeding the higher of:

(i)            ninety five per cent. (95%) of the Luxembourg Guarantor’s own funds (capitaux propres) (as referred to in Annex 1 of the Luxembourg regulation dated 18 December 2015 defining the form and the content of the balance sheet and profit and loss account layouts (the “Regulation”) and implementing among others article 34 of the Luxembourg law dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings, as amended (the “2002 Law”)) and subordinated debt (dette subordonnée) (excluding, however, any amounts borrowed by such Luxembourg Guarantor as per section (b) below), as at the date of this Guaranty; and

(ii)           ninety five per cent. (95%) of the Luxembourg Guarantor’s own funds (capitaux propres) (as referred to in Annex 1 of the Regulation implementing among others article 34 of the 2002 Law) and subordinated debt (dette subordonnée) (excluding, however, any amounts borrowed by such Luxembourg Guarantor as per section (b) below), as at the date of a guarantee payment under this Guaranty.

(b)           The limitation set forth in this clause (b) shall not apply to any amounts borrowed under the Credit Agreement and made directly or indirectly available, in any form whatsoever, to the Luxembourg Guarantor or to any of its direct or indirect Subsidiaries.

SECTION 10.       Norwegian Limitations.  The Norwegian Financial Agreements Act shall not apply to this Guaranty, except as required by § 2 of the Financial Agreements Act (if applicable). The liability of each Guarantor incorporated in Norway in its capacity as Guarantor (each a “Norwegian Guarantor”)  shall be limited to USD $566,742,581.42, plus any interest, default interest, commissions, charges, fees and expenses due under any Guaranteed Obligation. Notwithstanding any other provision of this Guaranty to the contrary, the obligations and liabilities of any Norwegian Guarantor under this Guaranty shall be limited by such mandatory provisions of sections 8-7 and/or 8-10 of the Norwegian Limited Liability Companies Act of 13 June 1997 (the “Act”) regarding restrictions on a Norwegian limited liability company’s ability to grant guarantees, loans, security or other financial assistance. The obligations of the Norwegian Guarantors shall only be limited to the extent this is required from time to time, and the Norwegian Guarantors shall be liable to the fullest extent permitted by the Act as amended from time to time.

SECTION 11.       Swiss Financial Assistance.

(a)           If and to the extent that a payment in fulfilling the Guaranteed Obligations under this Guaranty any Guarantor organized under the laws of Switzerland (the “Swiss Guarantors”) would, at the time payment is due, under Swiss law and practice (inter alia, prohibiting capital repayments or restricting profit distributions) not be permitted, in particular if and to the extent that such Swiss Guarantor guarantees obligations other than obligations of one of its subsidiaries (i.e., obligations of its direct or indirect parent companies (up-stream guarantee) or sister companies (cross-stream guarantee)) (such obligations, “Restricted Obligations”), then such obligations and payment amount shall from time to time be limited to the amount permitted to be paid; provided that such limited amount shall at no time be less than such Swiss Guarantor’s profits and reserves available for distribution as dividends (being the balance sheet profits and any reserves available for this purpose, in each case in accordance with Article 798 of the Swiss Federal Code of Obligations) at the time or times payment under or pursuant to this Guaranty is requested from such Swiss Guarantor, and further provided that such limitation (as may apply from time to time or not) shall not (generally or definitively) free such Swiss Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date therefor until such times as payment is again permitted notwithstanding such limitation. Any and all indemnities and guarantees contained in the Loan Documents including, in particular, Section 4.02(b) of the Credit Agreement shall be construed in a manner consistent with the provisions herein contained.

(b)           In respect of Restricted Obligations, each Swiss Guarantor shall:

(i)            if and to the extent required by applicable law in force at the relevant time:

(ii)           subject to any applicable double taxation treaty, deduct Swiss anticipatory tax (Verrechnungssteuer; “Swiss Withholding Tax”) at the rate of 35% (or such other rate as in force from time to time) from any payment made by it in respect of Restricted Obligations;

(iii)          pay any such deduction to the Swiss Federal Tax Administration; and

(iv)          notify the Administrative Agent that such a deduction has been made and provide the Administrative Agent with evidence that such a deduction has been paid to the Swiss Federal Tax Administration, all in accordance with Section 4.02(a) and Section 4.02(f) of the Credit Agreement; and

(v)           to the extent such a deduction is made, not be obliged to either gross-up in accordance with Section 4.02(a) of the Credit Agreement or Section 19(a) of this Guaranty or indemnify any of the Guaranteed Parties in accordance with Section 4.02(b) of the Credit Agreement in relation to any such payment made by it in respect of Restricted Obligations unless grossing-up is permitted under the laws of Switzerland then in force.

(c)           If and to the extent requested by the Administrative Agent and if and to the extent this is from time to time required under Swiss law (restricting profit distributions), in order to allow the Guaranteed Parties to obtain a maximum benefit from the relevant Swiss Guarantor’s liabilities under this Guaranty, each Swiss Guarantor undertakes to promptly implement all such measures and/or to promptly obtain the fulfillment of all prerequisites allowing it to promptly make the requested payment(s) hereunder from time to time, including the following:

(i)            preparation of an up-to-date audited balance sheet of such Swiss Guarantor;

(ii)           confirmation of the auditors of such Swiss Guarantor that the relevant amount represents the maximum freely distributable profits;

(iii)          approval by a quotaholders’ meeting of such Swiss Guarantor of the resulting profit distribution; and

(iv)          to the extent permitted by applicable law, write up any of the assets of the relevant Swiss Guarantor that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets and provided that such write-up would not have materially adverse tax consequences for such Swiss Guarantor or any of its affiliates.

SECTION 12.       Stay of Acceleration.  If acceleration (in accordance with the provisions of the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or any other Loan Document, as applicable) of the time for payment of any amount payable by any Borrower under the Credit Agreement, or any counterparty under any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy, administration or reorganization of any Borrower or any of such Borrower’s Affiliates, all such amounts otherwise subject to acceleration (but for such stay) under the terms of the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

SECTION 13.       Notices.  All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 11.02 of the Credit Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of Weatherford International, LLC, as provided and at the notice address set forth in the Credit Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 11.02 of the Credit Agreement.

SECTION 14.       No Waivers.  No failure or delay by the Administrative Agent or any other Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guaranty, the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 15.       Successors and Assigns.  This Guaranty is for the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors and permitted assigns, provided, that, except in a transaction permitted pursuant to the Credit Agreement, no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation of this Section 15 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any Swap Agreement evidencing Swap Obligations, any Banking Services Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

SECTION 16.       Amendments; Waivers.  Other than in connection with the addition of additional Subsidiaries that become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be amended, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent (it being understood and agreed that any Guaranty Supplement providing for the addition of a Guarantor organized under the laws of a new Specified Jurisdiction may modify this Guaranty to incorporate any provisions specific to the applicable laws of such Specified Jurisdiction, as agreed to between such new Guarantor and the Administrative Agent).

SECTION 17.       Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)           THIS GUARANTY, INCLUDING THE SUBMISSION TO JURISDICTION AS SET OUT HEREIN,  SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)           If a Guarantor incorporated under the laws of the Netherlands is represented by an attorney in connection with the signing and/or execution of this Guaranty or any other agreement, deed or document referred to in or made pursuant to this Guaranty, it is hereby expressly acknowledged and accepted by the other parties to this Guaranty that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

(c)           Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each party hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty or any other Loan Document (including this Section 17) shall affect any right that any Guaranteed Party may otherwise have to bring any suit, action or proceeding relating to this Guaranty or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(d)            Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (c) of this Section.  Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e)            Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 13 of this Guaranty other than by facsimile, and each Guarantor (i) that is a domestic Obligor hereby appoints Weatherford International, LLC as its agent for service of process and (ii) that is a foreign Obligor hereby irrevocably designates CT Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such foreign Obligor to receive, for and on behalf of such foreign Obligor, service of process in the State of New York, in each case in any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document.  Nothing in this Guaranty or any other Loan Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

(f)             Each Guarantor agrees that any suit, action or proceeding brought by any Guarantor or any of their respective Subsidiaries relating to this Guaranty or any other Loan Document against any Guaranteed Party or any Affiliate of a Guaranteed Party shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of

Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.

(g)           The Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law

(h)           The Administrative Agent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (f) of this Section.  The Administrative Agent hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court

(i)            To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.

(j)            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 18.       No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Guaranty.  In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 19.       Taxes, Expenses of Enforcement, Etc.

(a)           Taxes.

(i)    Any and all payments by or on account of any obligation of a Guarantor hereunder or under any promissory note shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if such Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (A) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Recipient receives an amount equal to the sum it would have received had no such deductions been made, (B) such Guarantor shall make such deductions and (C) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(ii)           As soon as practical after any payment of Indemnified or Other Taxes by any Guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(iii)          The Guarantors, jointly and severally, shall indemnify the each Recipient, within twenty (20) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Recipient on or with respect to any payment by or on account of any obligation of a Guarantor hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Guarantors shall not be liable for any penalties, interest or expenses that result from the failure of the Recipient to notify the Guarantors of the Indemnified Taxes or Other Taxes within a reasonable period of time after becoming aware of such Indemnified Taxes or Other Taxes.  A certificate as to the amount of such payment or liability delivered to the Guarantors by a Recipient shall be presumed correct absent manifest error.

(iv)          By accepting the benefits hereof, each Recipient agrees that it will comply with Section 4.02 of the Credit Agreement as if it were a Lender.

(v)           If the Administrative Agent or a Recipient determines, in its sole discretion, that it has received a refund of any Taxes paid by a Guarantor or with respect to which such Guarantor has paid additional amounts pursuant to this Section 19, it shall pay over such refund to the Guarantor (but only to the extent of indemnity payments made, or additional amounts paid, by the Guarantor under this Section 19 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Recipient and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Guarantor, upon the request of the Administrative Agent or such Recipient, agrees to repay promptly the amount paid over to the Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority with respect to such amount) to the Administrative Agent or such Recipient in the event the Administrative Agent or such Recipient is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require the Administrative Agent or any Recipient to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Guarantor or any other Person.

(b)           Expenses of Enforcement, Etc.  The Guarantors agree to reimburse the Administrative Agent and the other Guaranteed Parties for any reasonable and documented costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by the Administrative Agent or any other

Guaranteed Party in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty, to the extent such costs and expenses are reimbursable pursuant to the terms of Section 11.03 of the Credit Agreement unless otherwise agreed in accordance with the terms of the Loan Documents.

SECTION 20.       Setoff.  If an Event of Default shall have occurred and be continuing and all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Administrative Agent and each other Guaranteed Party may, without notice to any Guarantor and regardless of the acceptance of any security or collateral (if any) for the payment hereof, set off and apply toward the payment of all or any part of the Guaranteed Obligations any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated at any time held) and other obligations at any time owing by the Administrative Agent or such other Guaranteed Party or any of their respective Affiliates to or for the credit or the account of any Guarantor against any of and all the Guaranteed Obligations, irrespective of whether or not the Administrative Agent or such other Guaranteed Party shall have made any demand under this Guaranty.  The rights of the Administrative Agent and each other Guaranteed Party under this Section are in addition to other rights and remedies (including other rights of setoff) which the Administrative Agent or such other Guaranteed Party may have.

SECTION 21.       Financial Information.  Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers, the other Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Administrative Agent or the other Guaranteed Parties shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances.  In the event the Administrative Agent or any other Guaranteed Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, the Administrative Agent or such other Guaranteed Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Administrative Agent or such other Guaranteed Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

SECTION 22.       Severability.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 23.       Merger.  This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 24.       Headings.  Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

SECTION 25.       Judgment Currency.  The obligation of each Guarantor to make payments on any Obligation to the Lenders or to the Administrative Agent hereunder in any currency (the “first currency”) is of the essence and shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency (the “second currency”) except to the extent to which such tender or recovery shall result in the effective receipt by the applicable Lender or the

Administrative Agent of the full amount of the first currency payable, and accordingly the primary obligation of each Guarantor shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the second currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the full currency payable and shall not be affected by a judgment being obtained for any other sum due hereunder.

SECTION 26.       Keepwell.  Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 26 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 26 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents.  Each Qualified ECP Guarantor intends that this Section 26 constitute, and this Section 26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 27.       Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Guaranty.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

AUSTRALIA INITIAL GUARANTOR

WEATHERFORD AUSTRALIA PTY LIMITED

By:	/s/ Antonino Gullotti
Name:	Antonino Gullotti
Title:	Director

By:	/s/ Robert Degasperis
Name:	Robert Degasperis
Title:	Director

Signature Page to 364-Day Affiliate Guaranty

BERMUDA INITIAL GUARANTORS

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD INTERNATIONAL HOLDING (BERMUDA) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD PANGAEA HOLDINGS LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

SABRE DRILLING LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

KEY INTERNATIONAL DRILLING COMPANY LIMITED

By:	/s/ Andrew Gold
Name:	Andrew Gold
Title:	Director

Signature Page to 364-Day Affiliate Guaranty

WEATHERFORD BERMUDA HOLDINGS LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD SERVICES, LTD.

By:	/s/ Joshua M. McMorrow
Name:	Joshua M. McMorrow
Title:	Vice President

WOFS ASSURANCE LIMITED

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD HOLDINGS (BERMUDA) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

Signature Page to 364-Day Affiliate Guaranty

BRITISH VIRGIN ISLANDS INITIAL GUARANTORS

WEATHERFORD DRILLING INTERNATIONAL HOLDINGS (BVI) LTD.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD DRILLING INTERNATIONAL (BVI) LTD.

By:	/s/ Tan Kah Huan
Name:	Tan Kah Huan
Title:	Vice President

WEATHERFORD COLOMBIA LIMITED

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

WEATHERFORD HOLDINGS (BVI) LTD.

By:	/s/ Tan Kah Huan
Name:	Tan Kah Huan
Title:	President and General Manager

WEATHERFORD OIL TOOL MIDDLE EAST LIMITED

By:	/s/ Tan Kah Huan
Name:	Tan Kah Huan
Title:	President

Signature Page to 364-Day Affiliate Guaranty

CANADA INITIAL GUARANTORS

WEATHERFORD CANADA LTD.

By:	/s/ J. David Reed
Name:	J. David Reed
Title:	Vice President

WEATHERFORD (NOVA SCOTIA) ULC

By:	/s/ J. David Reed
Name:	J. David Reed
Title:	Vice President

WEATHERFORD DEUTSCHE HOLDING (CANADA) ULC

By:	/s/ J. David Reed
Name:	J. David Reed
Title:	Vice President

Signature Page to 364-Day Affiliate Guaranty

ENGLAND INITIAL GUARANTORS

WEATHERFORD EURASIA LIMITED

By:	/s/ Richard Strachan
Name:	Richard Strachan
Title:	Director

WEATHERFORD U.K. LIMITED

By:	/s/ Richard Strachan
Name:	Richard Strachan
Title:	Director

Signature Page to 364-Day Affiliate Guaranty

IRELAND INITIAL GUARANTOR

WEATHERFORD INTERNATIONAL PLC

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Vice President

Signature Page to 364-Day Affiliate Guaranty

LUXEMBOURG INITIAL GUARANTORS

WEATHERFORD INTERNATIONAL
(LUXEMBOURG) HOLDINGS S.À R.L.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B146.622

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Manager A

By:	/s/ Dragos Cioaca
Name:	Dragos Cioaca
Title:	Manager B

WEATHERFORD EUROPEAN HOLDINGS
(LUXEMBOURG) S.À R.L.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B150.992

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Manager A

By:	/s/ Dragos Cioaca
Name:	Dragos Cioaca
Title:	Manager B

Signature Page to 364-Day Affiliate Guaranty

NETHERLANDS INITIAL GUARANTOR

WEATHERFORD NETHERLANDS B.V.

By:	/s/ A. W. Versteeg
Name:	A. W. Versteeg
Title:	Director

Signature Page to 364-Day Affiliate Guaranty

NORWAY INITIAL GUARANTORS

WEATHERFORD NORGE AS

By:	/s/ Stig Wolstad-Knudsen
Name:	Stig Wolstad-Knudsen
Title:	Chairman

WEATHERFORD LABORATORIES (NORWAY) AS

By:	/s/ Stig Wolstad-Knudsen
Name:	Stig Wolstad-Knudsen
Title:	Chairman

Signature Page to 364-Day Affiliate Guaranty

PANAMA INITIAL GUARANTOR

WEATHERFORD SERVICES S. DE R.L.

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Administrator

Signature Page to 364-Day Affiliate Guaranty

SWITZERLAND INITIAL GUARANTORS

WOFS INTERNATIONAL FINANCE GMBH

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

WEATHERFORD WORLDWIDE HOLDINGS GMBH

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

WEATHERFORD SWITZERLAND TRADING AND DEVELOPMENT GMBH

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

WEATHERFORD MANAGEMENT COMPANY SWITZERLAND SARL

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

WEATHERFORD PRODUCTS GMBH

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

Signature Page to 364-Day Affiliate Guaranty

WOFS SWISS FINANCE GMBH

By:	/s/ Philipp Andermatt
Name:	Philipp Andermatt
Title:	Managing Officer

WEATHERFORD HOLDINGS (SWITZERLAND) GMBH

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Managing Officer

Signature Page to 364-Day Affiliate Guaranty

UNITED STATES INITIAL GUARANTORS

WEATHERFORD HOLDINGS U.S. LLC

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD U.S. HOLDINGS, L.L.C.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD INTERNATIONAL, LLC

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEUS HOLDING, LLC

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD ARTIFICIAL LIFT SYSTEMS, LLC

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD LIMITED PARTNER, L.L.C.

By:	/s/ Timothy J. Bryant
Name:	Timothy J. Bryant
Title:	Vice President

Signature Page to 364-Day Affiliate Guaranty

PD HOLDINGS (USA), L.P.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

PRECISION DRILLING HOLDINGS, INC.

By:	/s/ Kamini Patel
Name:	Kamini Patel
Title:	President

PRECISION DRILLING LP, INC.

By:	/s/ Kamini Patel
Name:	Kamini Patel
Title:	President

PRECISION USA HOLDINGS, INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

PRECISION ENERGY SERVICES, INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD U.S., L.P.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

Signature Page to 364-Day Affiliate Guaranty

WEATHERFORD/LAMB, INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

WEATHERFORD INVESTMENT INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

PRECISION DRILLING TECHNOLOGY SERVICES GROUP (USA) INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

PRECISION OILFIELD SERVICES, LLP

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

VISUAL SYSTEMS, INC.

By:	/s/ Joshua S. Silverman
Name:	Joshua S. Silverman
Title:	Assistant Treasurer

Signature Page to 364-Day Affiliate Guaranty

Acknowledged and Agreed to:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Executive Director

Signature Page to 364-Day Affiliate Guaranty

ANNEX I TO GUARANTY

Reference is hereby made to the Affiliate Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of August 16, 2018, made by Weatherford International plc, an Irish public limited company (the “Parent”) and each Subsidiary of the Parent listed on the signature pages thereto (the Parent and each such Subsidiary, an “Initial Guarantor”, and together with any additional Subsidiaries of the Parent that become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Parties, under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.

By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [                ] [corporation] [partnership] [limited liability company] [other form of legal entity] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto.  Without limiting the foregoing, the undersigned hereby absolutely and unconditionally, and jointly and severally with the other Guarantors, guarantees the punctual payment and performance when due (whether at stated maturity, by acceleration or otherwise), of all Guaranteed Obligations.  By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.(1)

IN WITNESS WHEREOF, the New Guarantor has executed and delivered this Annex I counterpart to the Guaranty as of this            day of          , 20   .

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

Acknowledged and Agreed to:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

(1)  Provisions applicable to any Guarantor organized in a new Specified Jurisdiction to be inserted.